Exhibit 99.5
MEMC ELECTRONIC MATERIALS, INC.
RESTRICTED STOCK AWARD AGREEMENT
For Officers (Performance Vesting)

2010 Equity Incentive Plan

THIS AGREEMENT is effective (DATE) between MEMC Electronic Materials, Inc. (the “Company”) and (NAME) (the “Participant”).

WHEREAS, the Company has adopted and maintains the MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan (the “Plan”) to promote the interests of the Company and its stockholders by providing the directors, key employees and consultants of the Company and its Subsidiaries with an appropriate incentive to encourage them to continue in the service and employ of the Company or Subsidiary and to improve the growth and profitability of the Company; and

WHEREAS, the Plan provides for the grant to Participants in the Plan of Restricted Stock Awards, and the Company wishes to grant Restricted Stock Awards to certain officers in consideration for their Employment with the Company.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties hereto hereby agree as follows:

1.  Grant of Restricted Stock Awards.  Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant (NUMBER) Restricted Stock Awards.  Each Restricted Stock Award represents the obligation of the Company to transfer one share of Common Stock to the Participant at the time provided in this Agreement, provided such Restricted Stock Award is vested at such time.

2.  Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Compensation Committee (the “Committee”), shall govern.  All capitalized terms used herein shall have the meaning given to such terms in the Plan.

3.  Bookkeeping Account.  The Company shall record the number of Restricted Stock Awards granted hereunder to a bookkeeping account for the Participant (the “Restricted Stock Account”).  The Participant’s Restricted Stock Account shall be debited by the number of Restricted Stock Awards, if any, forfeited in accordance with this Agreement and by the number of shares of Common Stock transferred to the Participant with respect to such Restricted Stock Awards.  The Participant’s Restricted Stock Account also shall be adjusted from time to time for stock dividends, stock splits and other such transactions in accordance with the Plan.

4.  Terms and Conditions of Restricted Stock Awards.  The Restricted Stock Awards evidenced hereby are subject to the following terms and conditions:

(a)
Vesting.  The Restricted Stock Awards granted to the Participant hereby shall become vested in accordance with the vesting schedule set forth as Schedule I hereto, which schedule incorporates certain performance goals.  All of the Restricted Stock Awards granted to the Participant hereby shall become vested upon the death or Total Disability of the Participant.

Notwithstanding the foregoing, unless the Committee otherwise determines at a later date, if within the two year period following a Change in Control the Participant’s Employment is terminated by the Company without Cause or by the Participant for Good Reason, all of the Restricted Stock Awards granted to the Participant hereby shall become vested as of the effective date of the termination of the Participant’s Employment with the Company.

(b)
Forfeiture Upon Termination of Service.  Except as otherwise provided in Section 4(a) above, upon cessation of the Participant’s Employment with the Company for any reason before (DATE), the number of shares of Restricted Stock Awards subject to this Agreement that have not become vested shall be forfeited, except as the Committee may otherwise determine in its sole discretion.

5.  Distribution of Common Stock.  Subject to the provisions below, as soon as practical after each vesting date, the Company shall transfer shares of Common Stock to the Participant equal in number to the Restricted Stock Awards credited to the Participant’s Restricted Stock Account that have vested and were not previously transferred to Participant.  Such transfer shall be made within 30 days following each vesting date.  Participant shall pay all applicable federal, state, local and foreign withholding taxes that the Company is required to withhold at any time with respect to the Restricted Stock Awards.  Such payment shall be made in full, at Participant’s election, in cash, check or shares of Common Stock, by withholding from the Participant’s next normal payroll check, by the tendering of a check by the Participant for the required withholding amount or by the tender of shares of the Company’s Common Stock (including shares then vesting under this Restricted Stock Award).  Shares of Common Stock tendered as payment of required withholding shall be valued at the Fair Market Value of the Company’s Common Stock on the date such withholding obligation arises.

6.  Source of Payment.  Shares of Common Stock transferable to the Participant, or upon death to his or her beneficiary, under this Agreement shall be authorized but unissued shares. The Company shall have no duties to segregate or set aside any assets to secure the Participant’s right to receive shares of Common Stock under this Agreement.  The Participant shall not have any rights with respect to transfer of shares of Common Stock under this Agreement other than the unsecured right to receive shares of Common Stock from the Company.

7.  Restricted Stock Awards Non-Transferable.  Restricted Stock Awards awarded hereunder shall not be transferable by the Participant.  Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of the Participant and his or her beneficiaries under this Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered.  Any attempt by the Participant or a beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void.

8.  Shareholder Rights.  The Participant shall not have any of the rights of a shareholder of the Company with respect to Restricted Stock Awards, such as the right to vote.

9.  Death Benefits.  In the event of the death of the Participant, the Company shall transfer shares of Common Stock equal in number to the vested Restricted Awards, if any, credited to the Participant’s Restricted Stock Account to the Participant’s legal representative or beneficiaries.  Such transfer shall be made within 30 days following death.

The Participant may designate a beneficiary or beneficiaries (contingently, consecutively, or successively) of such death benefit and, from time to time, may change his or her designated beneficiary.  A beneficiary may be a trust.  A beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while the Participant is alive.  If there is no designated beneficiary surviving at the death of the Participant, payment of any death benefit of the Participant shall be made to the surviving spouse of the Participant, if any, and if no such surviving spouse to the estate of the Participant.

10.  Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

11.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the provisions governing conflict of laws.

12.  Amendment.  This Agreement may be amended by mutual consent of the parties hereto by written agreement.

13. Participant Acknowledgment.  By accepting this grant, the Participant acknowledges receipt of a copy of the Plan, and acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and the Restricted Stock Awards granted hereunder shall be final and conclusive.

MEMC ELECTRONIC MATERIALS, INC.

By: Tom Stiffler (Interim)
Title: Senior Vice President, Human Resources

SCHEDULE I
to Restricted Stock Award Agreement